The Advisors’ Inner Circle Fund III (The “TRUSt”)

GQG Partners US Select Quality Equity Fund

(the “Fund”)

Supplement Dated March 20, 2020 to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”),

each dated November 28, 2019

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Effective March 31, 2020 (the “Effective Date”), the following changes are made to the Fund’s management fee and contractual expense limit:

	Current	New
Management Fee	0.50%	0.45%
Contractual Expense Limit	GQG Partners LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Shareholder Servicing Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.59% of the average daily net assets of each of the Fund’s share classes until November 30, 2020.	The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (not including excluded expenses) from exceeding 0.49% of the average daily net assets of each of the Fund’s share classes until March 31, 2021.

Accordingly, as of the Effective Date, the Fund’s Summary Prospectus, Prospectus and SAI are hereby amended and supplemented as follows:

1.	In the “Fund Fees and Expenses” section of the Summary Prospectus, and the corresponding section of the Prospectus, the “Annual Fund Operating Expenses” table and the “Example” are hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares		Institutional Shares		R6 Shares
Management Fees[1]		0.45%		0.45%		0.45%
Other Expenses		3.68%		1.32%		3.26%
Shareholder Servicing Fee	0.12%		None		None
Other Operating Expenses	3.56%		1.32%		3.26%
Total Annual Fund Operating Expenses		4.13%		1.77%		3.71%
Less Fee Reductions and/or Expense Reimbursements[2]		(3.52)%		(1.28)%		(3.22)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.61%		0.49%		0.49%

1	Management Fees have been restated to reflect current fees.
2	GQG Partners LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Shareholder Servicing Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.49% of the average daily net assets of each of the Fund’s share classes until March 31, 2021 (the “contractual expense limit”). In addition, the Adviser may recoup all or a portion of its fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment to the extent that Total Annual Fund Operating Expenses (not including excluded expenses) at the time of the recoupment are below the lower of (i) the contractual expense limit in effect at the time of the fee waiver and/or expense reimbursement and (ii) the contractual expense limit in effect at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 31, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$62	$932	$1,817	$4,098
Institutional Shares	$50	$432	$839	$1,978
R6 Shares	$50	$836	$1,642	$3,749

2.	In the “Investment Adviser” section of the Prospectus and in the “Advisory Fees Paid to the Adviser” section of the SAI, the row in the advisory fee table regarding the Fund is hereby deleted and replaced with the following:

GQG Partners US Select Quality Equity Fund	0.45%[2]

[2]	Prior to March 31, 2020, the advisory fee for the GQG Partners US Select Quality Equity Fund was 0.50%.

3.	In the “Investment Adviser” section of the Prospectus and in the “Advisory Fees Paid to the Adviser” section of the SAI, the disclosure regarding the contractual expense limit is hereby deleted and replaced with the following:

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, shareholder servicing fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) for Investor Shares, Institutional Shares and R6 Shares from exceeding certain levels as set forth below (each, a “contractual expense limit”) until the applicable initial term end date set forth below.

Fund	Contractual Expense Limit	Initial Term End Date
GQG Partners Emerging Markets Equity Fund	0.98%[1]	November 30, 2020
GQG Partners US Select Quality Equity Fund	0.49%[2]	March 31, 2021
GQG Partners Global Quality Equity Fund	0.75%	November 30, 2020

[1]	Prior to January 1, 2019, the contractual expense limit for the GQG Partners Emerging Markets Equity Fund was 1.08%.
[2]	Prior to March 31, 2020, the contractual expense limit for the GQG Partners US Select Equity Fund was 0.59%.

This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the applicable initial term end date.

In addition, the Adviser may recoup all or a portion of its fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment to the extent that total annual Fund operating expenses (not including excluded expenses) at the time of the recoupment are below the lower of (i) the contractual expense limit in effect at the time of the fee waiver and/or expense reimbursement and (ii) the contractual expense limit in effect at the time of the recoupment.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

GQG-SK-008-0100

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